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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

         Pursuant to Section 13 or 15(d) of the Securities Exchange Act

                                February 10, 2003
                                ----------------
                                 Date of Report
                        (Date of Earliest Event Reported)

                       COMPUTERIZED THERMAL IMAGING, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

           Nevada                                          87-0458721
-------------------------------                 --------------------------------
(State or Other Jurisdiction of                 (I.R.S. Employer Identification
Incorporation or Organization)                               Number)

                                    000-23955
                            ------------------------
                            (Commission File Number)

                        TWO CENTERPOINTE DRIVE, SUITE 450
                              LAKE OSWEGO, OR 97035
               --------------------------------------------------
                    (Address of principal executive offices)

                                 (503) 594-1210
                            ------------------------
                         (Registrant's telephone number)

                                 Not Applicable
                            ------------------------
            (Former Name and Address of Principal Executive Offices)



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ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

On February 4, 2003, Deloitte & Touche LLP ("D&T") resigned as the independent auditors of Computerized Thermal Imaging, Inc. (the "Company").

         The audit reports of D&T on the consolidated financial statements of the Company as of and for the years ended June 30, 2001 and 2002, did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles, except that D&T's report on the consolidated financial statements of the Company as of and for the year ending June 30, 2002 contained a separate paragraph stating:

         "The accompanying consolidated financial statements have been prepared assuming the Company will continue as a going concern. As discussed in
         Note 1 to the consolidated financial statements, the Company is in the development stage and the Company's recurring losses from operations, negative cash flows from operations, pending shareholder class-action lawsuits and denial of coverage for any resulting claims by the Company's provider of directors and officers insurance, forced redemption of the convertible debentures, the need for additional working capital, and the possibility that the Company may not receive FDA approval for its primary product raise substantial doubt about the Company's ability to continue as a going concern. Management's plans concerning these matters are also described in Note 1. The consolidated financial statements do not include any adjustments that might result from the outcome of this uncertainty."

During the Company's two most recent fiscal years ended June 30, 2001 and 2002 and in the interim period from July 1, 2002 through February 10, 2003, there were no disagreements with D&T on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of D&T, would have caused them to make reference thereto in their report on the Company's financial statements.

We have provided D&T with a copy of the disclosure provided under this caption of this Report, and requested D&T to provide us with a letter addressed to the Securities and Exchange Commission as to whether D&T agrees or disagrees with the disclosures made in the preceding paragraphs. D&T's response is filed with this Form 8K as Exhibit 16.1.

On February 7, 2003, the Company's audit committee engaged HJ & Associates LLC as the Company's independent auditors for the fiscal year ended June 30, 2003. HJ & Associates LLC, served as the Company's independent auditors for the fiscal year ended June 30, 2000 and was reappointed by the Company on February 7, 2003, to audit the Company's consolidated financial statements for the fiscal year ending June 30, 2003. During the Company's two most recent fiscal years and the subsequent interim period preceding the appointment as independent accountants, neither the Company nor anyone on its behalf consulted HJ & Associates LLC regarding either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, nor has HJ & Associates LLC provided to the Company a written report or oral advice regarding such principles or audit opinion.



ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

   (c) Exhibits.

         16.1 Letter from Deloitte & Touche LLP regarding absence of disagreement with statements contained herein.

SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

COMPUTERIZED THERMAL IMAGING, INC.

Date: February 10, 2003                          By: /s/ Bernard J. Brady
------------------------                         -----------------------------
                                                 Bernard J. Brady
                                                 Chief Financial Officer,
                                                 Secretary  & Treasurer